UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 12, 2009 (June 11, 2009)

Peoples Community Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-29949	31-1686242
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6100 West Chester Road

West Chester, Ohio  45069

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code  (513) 870-3530

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June11, 2009, Peoples Community Bank (the “Bank”), the wholly-owned banking subsidiary of Peoples Community Bancorp, Inc. (the “Company”), consented to a Prompt Corrective Action Directive (the “Directive”) issued by the Office of Thrift Supervision (the “OTS”). The Directive requires the Bank, among other things, to take one of the following actions to recapitalize the Bank by June 30, 2009: (i) merge or be acquired by another financial institution, financial holding company, or other entity; or (ii) sell all or substantially all the assets of the Bank to another financial institution, financial holding company, or other entity; whereby the resulting depository institution would be at least “adequately capitalized” as defined in Part 565 of the OTS Regulations. As previously disclosed and discussed below, the Company and the Bank have entered into a definitive agreement that provides for the sale of certain assets and the assumption of certain liabilities of the Bank.  The agreement also provides for a deposit premium of 5%.  The transaction will reduce assets and liabilities, reduce operating expenses and generate a substantial deposit premium, presently estimated to be at $15.5 million.  Following the consummation of the transactions contemplated by such agreement, the Bank expects to be “well capitalized” which will satisfy the regulatory capital requirements of the Directive.

In the Directive, the OTS has categorized the Bank as being a “critically undercapitalized” depository institution, as defined under the Federal Deposit Insurance Act and Part 565 of the OTS Regulations. As a result, the Bank must comply with all of the mandatory prompt corrective action provisions set forth in the Federal Deposit Insurance Act and Part 565 of the OTS Regulations that automatically apply based upon the Bank’s capital category. The Directive also sets forth additional operation restrictions on the Bank and its business. Pursuant to the Directive, the Bank may not, without the prior written consent of the OTS:

•                                release any borrower or guarantor from personal or corporate liability on any loan or extension of credit granted by the Bank, except when the outstanding balance of the loan and other outstanding loans to the borrower or guarantor have been paid in full;

•                                make or commit to make any investment in any service corporation, finance subsidiary, or operating subsidiary, or any subsidiary of a service corporation in real estate or equity securities;

•                                enter into any joint venture or limited partnership agreement, directly or indirectly;

•                                engage in forward commitment, futures transaction, or financial options transaction;

•                                enter into any new contract or agreement for the purchase, sale, or lease of goods, materials, equipment, supplies, services or capital assets, except; however, this restriction does not apply to contracts or agreements to be entered into in the normal course of business where the amount of each contract or agreement does not exceed ten thousand dollars ($10,000);

•                                enter into any lease or contract for the purchase or sale of real estate or of any interest therein;

•                                encumber any of its property or other assets, except; however, that the Bank may pledge its assets in connection with borrowings necessary to meet liquidity needs;

•                                incur any material obligation or contingent liability, except as otherwise permitted by the Directive;

•                                establish any loan production office or agency office;

•                                accept any non-cash capital contribution;

•                                accept deposits or renewals or roll-overs of prior deposits, from correspondent depository banks;

•                                accept new retirement or employee benefit plan deposits;

•                                accept, renew, or rollover any funds not fully insured by the FDIC;

•                                purchase any bank-owned life insurance; or

•                                extend any credit to executive officers, directors, or principal shareholders.

As previously announced in the Company’s press release dated May 18, 2009 and Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission on May 18, 2009 and May 29, 2009, the Company and the Bank entered into a Purchase and Assumption Agreement (the “Purchase Agreement”) with First Financial Bank, National Association (“First Financial”), the wholly owned subsidiary of First Financial Bancorp, on May 15, 2009, which was subsequently amended on May 27, 2009 (the “Agreement”).  The Agreement provides for the purchase of certain of the Bank’ assets, including 17 branch offices, approximately $260 million of business and consumer loans and other assets, as well as the assumption of approximately $310 million of the Bank’s deposits and certain other liabilities. The Agreement provides for a deposit premium of 5%, which is expected to be approximately $15.5 million based on the $310 million in deposits to be assumed by First Financial.   Following completion of the proposed transaction, the Bank expects to be well capitalized which will satisfy the regulatory capital requirements of the Directive.

For further information about the Directive, see the full text of the Directive attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Statement Regarding Forward Looking Statements

Certain statements contained in this Current Report on Form 8-K may be deemed to be forward-looking statements under federal securities laws and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements. Additional information on these and other factors is contained in the Company’s Securities and Exchange Commission

filings. The Company assumes no, and hereby disclaims any, obligation to update the forward-looking statements contained in this Current Report on Form 8-K.

Item 9.01		Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit 99.1	Office of Thrift Supervision Prompt Corrective Action Directive, dated June 11, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 12, 2009

PEOPLES COMMUNITY BANCORP, INC.

By:	/s/ Thomas J. Noe
Thomas J. Noe
Chief Financial Officer and
Executive Vice President